AUGUST 31, 2011

ANNUAL REPORT

FIXED INCOME

FRANKLIN UNIVERSAL TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Universal Trust

Your Fund’s Goals and Main Investments: Franklin Universal Trust’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended
August 31, 2011.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were
+11.58% based on net asset value and +9.01% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit
Suisse (CS) High Yield Index, which is designed to mirror the investable uni-
verse of the U.S. dollar-denominated high yield debt market, produced a total return of +8.37%, and utilities stocks, as measured by the Standard & Poor’s®
(S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad
S&P 500® Index, posted a +15.01% total return for the same period.1

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s
Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. Past performance is no guarantee of future results. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 13.

Annual Report | 1

Economic and Market Overview

During the fiscal year under review, Federal Reserve Board (Fed) policymakers maintained historically low interest rates while adopting a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. To promote a stronger recovery and help maintain inflation levels the Fed believed consistent with its dual mandate to foster maximum employment and price stability, the Fed undertook a second round of quantitative easing consisting of a $600 billion purchase of longer term U.S. Treasuries, which ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth.

Despite the Fed’s actions, the economy grew more slowly than expected. Housing market weakness continued and unemployment remained high. After showing solid improvement through the first half of the reporting period, manufacturing activity weakened partly because of global supply-chain disruptions following Japan’s natural disasters. Geopolitical instability in some oil-producing regions drove up oil prices for most of the period. However, investor concerns over weak economic data caused crude oil prices to drop from their 12-month high of $114 per barrel on April 29 to $89 at period-end. Storms and droughts in several states reduced crop yields, pushing up grain prices. As oil and food prices rose, the pace of inflation accelerated during the period.

Generally favorable economic improvements and positive corporate earnings reports somewhat eased investor concerns about the turmoil in North Africa and the Middle East, multiple crises triggered by Japan’s earthquake, widening debt problems in the eurozone and headwinds facing the U.S. economy. Fixed income and equity markets performed well overall for the 12 months under review. Near period-end, however, heightened volatility roiled global financial markets due to U.S. lawmakers’ protracted debate and eventual compromise on the debt limit, independent credit rating agency S&P’s downgrade of the long-term U.S. credit rating to AA+ from AAA, and fears of sovereign debt crisis contagion in Europe. Subsequently, the Fed announced it was likely to keep the federal funds target rate at 0.00% to 0.25% at least through mid-2013 to promote ongoing economic recovery. In this environment, investors sought the perceived safe haven of U.S. Treasuries, which drove prices higher and yields lower for the fiscal year under review.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks.

Within the high yield portion of the portfolio, we use fundamental research

2 | Annual Report

to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

The Fund’s primary asset classes, high yield corporate bonds and utility stocks, benefited from steady economic growth at the beginning of the fiscal year ended
August 31, 2011. Although the pace of growth slowed from that experienced in the early stages of the economic recovery, it was robust enough to support corporate earnings growth and cash flow generation. A moderate economic growth rate can be ideal for high yield corporate issuers, as it enables them to service their debt obligations and improve their credit profiles while discourag-
ing management teams from being too shareholder friendly at the expense of the balance sheet. In fact, the default rate steadily declined and remained near historical lows during the fiscal year. During the first part of the fiscal year, yield spreads over U.S. Treasury securities, a key measure of high yield bond val-
uations, steadily declined from 6.98 percentage points at the beginning of the fiscal year to 4.88 percentage points in early February, as measured by the CS
High Yield Index.2 The narrowing of spreads combined with low interest rates on U.S. Treasury bonds led to the high yield market yielding a record-low 6.67 percentage points in mid-May.2

Beginning in the spring, however, the steady growth environment was disrupted by renewed fears out of Europe, once again centered on Greece’s precarious debt situation. The political battle over raising the U.S. debt ceiling, which went down to the wire over the summer, and S&P’s downgrade of the U.S. long-term credit rating, added to financial market uncertainty and caused investors to reduce their appetite for investments perceived as risky. In spite of several favor-
able mergers and acquisitions (M&A) transactions in which high yield bond issuers were acquired by investment-grade companies, high yield spreads over
U.S. Treasuries widened significantly to end the period wider than they began, at 7.23 percentage points.2 Despite the heightened volatility, high yield corpo-
rate bonds generated a total return of +8.37% for the 12-month period ended
August 31, 2011.1 Utility stocks trailed the broader equity market for much of the year, until their defensive nature led to sharp outperformance in the volatile months of July and August. Benefiting as well from the low interest rate envi-
ronment and investors’ search for higher yield, utility stocks generated a total return of +15.01% for the fiscal year.1

2. Source: Credit Suisse.

Annual Report | 3

High Yield Corporate Bonds

The Fund benefited from its overweighted position in the energy sector and underweighted position in the transportation industry relative to the CS High Yield Index. Energy bonds were buoyed by strong oil prices, especially in the aftermath of the Libyan uprising, as well as by continued exploration success in North American shale plays. In addition, several high yield issuers were acquired by investment-grade buyers, thus driving up their bonds’ prices as well as those of other companies that investors thought might be the next acquisition targets. The transportation industry lagged the broader index primarily due to weakness in the shipping segment. The tepid global economic recovery did not spur enough demand to compensate for an increased supply of new vessels. Charter rates began to soften in the container segment and fell sharply in the tanker and dry bulk subsegments to a fraction of long-term historical averages.

The Fund’s performance was impeded by an overweighted position in the health care sector3 and an underweighted position in the restaurant industry. Returns in the health care sector lagged the market rally in late 2010 and early 2011, because of the general perception that the sector is less cyclical than other economically sensitive sectors. In addition, health care companies actively engaged in M&A and share buybacks. Recently, a slowdown in Medicare reimbursement and the prospect of further reductions negatively impacted the outlook for some companies in the sector. Restaurant bonds outperformed the index despite increased costs for most protein commodities, as product mix changes and new pricing initiatives offset much of this impact. Additionally, casual dining trends showed some resilience and new product offerings began to stimulate traffic at many quick-service restaurants. We sold our restaurant industry holding by period-end.

Utility Stocks

The utilities sector underperformed the broader equity markets during the 12-month reporting period, although the performance gap narrowed significantly in the final few months. Excess supplies of electricity and natural gas pressured power prices, negatively impacting utility companies operating in unregulated markets. Regulated utility companies continued to display a positive fundamental outlook, with growth opportunities coming from infrastructure investments necessary to upgrade an aging existing system, in an effort to meet more demanding environmental regulations and provide for

3. The Fund’s health care holdings are in the health care equipment and services industry and the pharmaceuticals, biotechnology and life sciences industry in the SOI.

4 | Annual Report

future demand growth. Low electricity prices also helped regulated utility com-
panies offset the pricing pressure customers would ordinarily feel from increased levels of capital investment. Thus, the investments made by most regulated util-
ity companies translated into positive earnings growth. Finally, with declining domestic interest rates, the dividend yield on utility stocks continued to look attractive compared to alternative income-producing investments. The Fund’s utility holdings continued to focus on regulated, dividend-paying utilities.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

Annual Report | 5

Performance Summary as of 8/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The per-
formance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. In addition to having sensitivity to other factors, securities issued by utility companies are particularly sensitive to interest rate movements. The Fund’s share price and yield will be affected by interest rate move-
ments. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
4. Distribution rate is based on an annualization of the Fund’s 3.80 cent per share August dividend and the NYSE closing price of $6.33 on 8/31/11.

6 | Annual Report

Annual Shareholders’ Meeting

March 25, 2011

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 25, 2011. At the meeting, the holders of 22,147,325 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

Annual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

8 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. BNY Mellon Investment Servicing (US) Inc. (Plan Agent), P.O. Box 358035, Pittsburgh, PA 15252-8035, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund’s Dividend Reinvestment and Cash Purchase Plan Brochure. Participants should contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to BNY Mellon Investment Servicing (US) Inc. and sent to Investment Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Franklin Universal Trust.

Annual Report | 9

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

10 | Annual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

Annual Report | 11

Franklin Universal Trust

Financial Highlights

	Year Ended August 31,				
	2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$6.57	$5.85	$6.96	$7.41	$7.09
Income from investment operations:					
Net investment income[a]	0.45	0.47	0.35	0.49	0.47
Net realized and unrealized gains (losses)	0.31	0.71	(1.00)	(0.49)	0.29
Total from investment operations	0.76	1.18	(0.65)	—	0.76
Less distributions from net investment income	(0.46)	(0.46)	(0.46)	(0.46)	(0.46)
Repurchase of shares	—	—	—	0.01	0.02
Net asset value, end of year	$6.87	$6.57	$5.85	$6.96	$7.41
Market value, end of year[b]	$6.33	$6.23	$5.08	$6.15	$6.68
Total return (based on market value per share)	9.01%	32.53%	(7.85)%	(1.35)%	9.38%
Ratios to average net assets					
Expenses	2.51%	2.63%	4.89%[c,d]	2.50%[c]	2.24%[c]
Net investment income	6.41%	7.36%	6.98%	6.51%	6.15%
Supplemental data					
Net assets, end of year (000's)	$172,758	$165,075	$147,066	$174,843	$190,968
Portfolio turnover rate	41.60%	38.23%	24.78%	18.52%	29.30%
Total debt outstanding at end of year (000's)	$42,000	$42,000	$42,000	$65,000	$55,000
Asset coverage per $1,000 of debt	$5,113	$4,930	$4,502	$3,690	$4,472
Average amount of senior fixed rate Notes per share during the year	$1.67	$1.67	$1.80	$2.18	$2.06

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Benefit of expense reduction rounds to less than 0.01%.
[d]Total expense ratio excluding Notes prepayment fees and issuance cost was 3.44%. See Note 3.

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2011

	Country	Shares	Value
Common Stocks 38.0%			
Energy 1.4%			
Spectra Energy Corp.	United States	92,350	$ 2,398,329
Media 0.0%[†]			
[a] Dex One Corp.	United States	25,000	35,500
Utilities 36.6%			
Alliant Energy Corp.	United States	85,000	3,448,450
American Electric Power Co. Inc.	United States	75,000	2,897,250
CenterPoint Energy Inc.	United States	220,000	4,402,200
Consolidated Edison Inc.	United States	42,000	2,360,820
Dominion Resources Inc.	United States	100,000	4,874,000
Duke Energy Corp.	United States	160,000	3,025,600
Edison International	United States	75,000	2,789,250
Entergy Corp.	United States	50,000	3,260,500
Exelon Corp.	United States	70,000	3,018,400
FirstEnergy Corp.	United States	60,000	2,655,000
Great Plains Energy Inc.	United States	70,000	1,368,500
NextEra Energy Inc.	United States	50,000	2,836,000
NV Energy Inc.	United States	80,000	1,193,600
PG&E Corp.	United States	50,000	2,117,500
Pinnacle West Capital Corp.	United States	70,000	3,096,800
PPL Corp.	United States	80,000	2,310,400
Progress Energy Inc.	United States	45,000	2,196,000
Public Service Enterprise Group Inc.	United States	60,000	2,047,800
Sempra Energy	United States	50,000	2,626,000
The Southern Co.	United States	120,000	4,963,200
UIL Holdings Corp.	United States	40,000	1,358,400
Westar Energy Inc.	United States	60,000	1,599,000
Wisconsin Energy Corp.	United States	40,000	1,265,600
Xcel Energy Inc.	United States	60,000	1,480,200
			63,190,470
Total Common Stocks (Cost $45,576,270)			65,624,299
Preferred Stocks (Cost $290,000) 0.2%			
Diversified Financials 0.2%			
GMAC Capital Trust I, 8.125%, pfd.	United States	11,600	247,660
		Principal Amount*	
Corporate Bonds 82.7%			
Automobiles & Components 4.0%			
[b] Exide Technologies, senior secured note, 144A, 8.625%, 2/01/18	United States	400,000	382,000
Ford Motor Credit Co. LLC, senior note,			
7.00%, 4/15/15	United States	1,000,000	1,070,000
6.625%, 8/15/17	United States	500,000	523,755
8.125%, 1/15/20	United States	500,000	567,500
5.875%, 8/02/21	United States	500,000	501,977
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	1,500,000	1,591,875

Annual Report | 13

Franklin Universal Trust

Statement of Investments, August 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Automobiles & Components (continued)			
[b]International Automotive Components Group SL, senior secured note, 144A, 9.125%, 6/01/18	United States	600,000	$ 593,250
[b]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	1,500,000	1,642,500
			6,872,857
Banks 1.2%			
[b]CIT Group Inc.,			
secured bond, 144A, 7.00%, 5/02/17	United States	1,500,000	1,466,250
secured note, 144A, 6.625%, 4/01/18	United States	300,000	300,563
Regions Bank, sub. note, 7.50%, 5/15/18	United States	250,000	246,875
			2,013,688
Capital Goods 5.8%			
[b]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	1,500,000	1,402,500
Accuride Corp., senior secured note, 9.50%, 8/01/18	United States	1,400,000	1,417,500
[b]Allison Transmission Holdings Inc., senior note, 144A, 7.125%, 5/15/19	United States	500,000	466,250
Case New Holland Inc.,			
7.875%, 12/01/17	United States	800,000	870,000
senior note, 7.75%, 9/01/13	United States	500,000	528,750
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	600,000	625,500
8.50%, 11/01/20	United States	400,000	400,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	400,000	411,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	1,300,000	1,319,500
RSC Equipment Rental Inc. and RSC Holdings III LLC, senior note,			
9.50%, 12/01/14	United States	806,000	810,030
8.25%, 2/01/21	United States	400,000	375,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	1,500,000	1,376,250
			10,002,280
Commercial & Professional Services 0.2%			
[b,c]ARAMARK Holdings Corp., senior note, 144A, PIK, 8.625%, 5/01/16	United States	300,000	302,250
Consumer Durables & Apparel 2.8%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	1,500,000	1,541,250
KB Home, senior note, 6.25%, 6/15/15	United States	600,000	519,750
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	700,000	649,250
[b]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	700,000	593,250
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,500,000	1,470,000
			4,773,500
Consumer Services 3.8%			
[b]CityCenter Holdings/Finance, senior secured note, 144A, 7.625%, 1/15/16	United States	200,000	195,500
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	1,000,000	935,000
[b,d]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,600,000	816
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	1,500,000	1,623,750

14 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Services (continued)			
MGM Resorts International, senior note,			
6.875%, 4/01/16	United States	1,200,000	$ 1,068,000
7.50%, 6/01/16	United States	800,000	714,000
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	United States	200,000	227,000
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	500,000	523,750
senior sub. note, 7.50%, 6/15/15	United States	700,000	701,750
[b]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	900,000	596,250
[d]Station Casinos Inc.,			
senior note, 7.75%, 8/15/16	United States	1,100,000	110
senior sub. note, 6.50%, 2/01/14	United States	100,000	10
senior sub. note, 6.875%, 3/01/16	United States	1,200,000	120
			6,586,056
Diversified Financials 1.0%			
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	200,000	196,000
International Lease Finance Corp.,			
senior note, 8.25%, 12/15/20	United States	300,000	306,000
[b]senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,218,000
			1,720,000
Energy 18.2%			
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	400,000	393,000
6.25%, 6/01/21	United States	500,000	491,875
Antero Resources Finance, senior note,			
9.375%, 12/01/17	United States	1,000,000	1,065,000
[b]144A, 7.25%, 8/01/19	United States	100,000	97,500
[b]Arch Coal Inc., senior note, 144A,			
7.00%, 6/15/19	United States	300,000	297,000
7.25%, 6/15/21	United States	400,000	396,000
BreitBurn Energy Partners LP, senior note, 8.625%, 10/15/20	United States	600,000	603,000
Brigham Exploration Co., senior note, 8.75%, 10/01/18	United States	1,400,000	1,533,000
[b]Calumet Specialty Products Partners LP/Finance Corp., senior note, 144A, 9.375%, 5/01/19	United States	400,000	388,000
Carrizo Oil & Gas Inc., senior note, 8.625%, 10/15/18	United States	400,000	410,000
Chaparral Energy Inc., senior note,			
9.875%, 10/01/20	United States	800,000	818,000
8.25%, 9/01/21	United States	200,000	192,000
[b]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	1,500,000	1,252,500
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	1,700,000	1,785,000
6.125%, 2/15/21	United States	300,000	304,875
[b]Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	1,000,000	922,500
Compagnie Generale de Geophysique-Veritas, senior note,			
7.75%, 5/15/17	France	600,000	606,000
[b]144A, 6.50%, 6/01/21	France	400,000	374,176

Annual Report | 15

Franklin Universal Trust

Statement of Investments, August 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
CONSOL Energy Inc., senior note,			
8.00%, 4/01/17	United States	500,000	$ 534,375
8.25%, 4/01/20	United States	300,000	324,000
[b]144A, 6.375%, 3/01/21	United States	100,000	99,750
Copano Energy LLC/Copano Energy Finance Corp., senior note, 7.125%, 4/01/21	United States	400,000	399,000
[b]Eagle Rock Energy Partners LP/Finance Corp., senior note, 144A, 8.375%, 6/01/19	United States	600,000	590,250
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,200,000	1,302,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	900,000	927,000
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,300,000	1,335,750
[e]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	1,200,000	1,224,000
[b]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	1,500,000	1,440,000
[b]Goodrich Petroleum Corp., senior note, 144A, 8.875%, 3/15/19	United States	900,000	900,000
Linn Energy Corp., senior note,			
8.625%, 4/15/20	United States	1,000,000	1,075,000
[b]144A, 7.75%, 2/01/21	United States	500,000	512,500
MarkWest Energy Partners LP/Finance Corp., senior note, 6.75%, 11/01/20	United States	800,000	824,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	400,000	400,000
[b]Oasis Petroleum Inc., senior note, 144A, 7.25%, 2/01/19	United States	200,000	196,500
Offshore Group Investment Ltd., senior secured note,			
11.50%, 8/01/15	United States	700,000	749,000
[b]144A, 11.50%, 8/01/15	United States	100,000	107,000
Petrohawk Energy Corp., senior note,			
7.25%, 8/15/18	United States	1,100,000	1,288,375
[b]144A, 6.25%, 6/01/19	United States	200,000	232,750
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	1,500,000	1,548,750
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	1,500,000	1,507,500
[b]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	1,500,000	1,492,500
[b]W&T Offshore Inc., senior note, 144A, 8.50%, 6/15/19	United States	600,000	601,500
			31,540,926
Food & Staples Retailing 1.0%			
Rite Aid Corp., senior secured note,			
9.75%, 6/12/16	United States	1,100,000	1,186,625
8.00%, 8/15/20	United States	500,000	527,500
			1,714,125
Food, Beverage & Tobacco 3.2%			
[b]Blue Merger Sub Inc., senior note, 144A, 7.625%, 2/15/19	United States	1,200,000	1,197,000
[b]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Poland	400,000	294,000
Cott Beverages Inc., senior note, 8.375%, 11/15/17	United States	700,000	729,750
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	1,200,000	1,233,000
JBS USA LLC/Finance Inc., senior note, 11.625%, 5/01/14	Brazil	1,000,000	1,115,000

16 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Food, Beverage & Tobacco (continued)			
Pinnacle Foods Finance LLC, senior note,			
9.25%, 4/01/15	United States	800,000	$ 818,000
8.25%, 9/01/17	United States	200,000	204,000
			5,590,750
Health Care Equipment & Services 6.1%			
Aviv Healthcare Properties LP, senior note, 7.75%, 2/15/19	United States	900,000	900,000
[b]CDRT Merger Sub Inc., senior note, 144A, 8.125%, 6/01/19	United States	600,000	561,000
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	1,400,000	1,422,750
[b]DJO Finance LLC, senior note, 144A, 7.75%, 4/15/18	United States	300,000	280,125
[b]ExamWorks Group Inc., senior note, 144A, 9.00%, 7/15/19	United States	300,000	282,750
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	1,000,000	1,027,598
[b]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	700,000	784,000
HCA Inc., senior note, 6.50%, 2/15/16	United States	2,500,000	2,487,500
[c]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	1,500,000	1,552,500
Universal Health Services Inc., senior note, 7.00%, 10/01/18	United States	1,300,000	1,293,500
			10,591,723
Materials 7.8%			
[b]Aleris International Inc., senior note, 144A, 7.625%, 2/15/18	United States	300,000	277,500
[b]Atkore International Inc., senior secured note, 144A, 9.875%, 1/01/18	United States	500,000	488,750
[b]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	1,500,000	1,246,875
[b]Euramax International Inc., senior secured note, 144A, 9.50%, 4/01/16	United States	600,000	519,000
[b]Exopack Holding Corp., senior note, 144A, 10.00%, 6/01/18	United States	600,000	594,000
[b]FMG Resources August 2006 Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	400,000	398,188
6.875%, 2/01/18	Australia	900,000	895,500
[b]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000	1,312,500
[b]Kinove German Bondco GmbH, senior secured note, 144A, 9.625%, 6/15/18	Germany	700,000	675,500
[b]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	1,400,000	1,393,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	1,500,000	1,327,500
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	600,000	634,500
OMNOVA Solutions Inc., senior note, 7.875%, 11/01/18	United States	1,000,000	882,500
[b]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,			
8.75%, 5/15/18	United States	1,000,000	897,500
9.00%, 4/15/19	United States	200,000	182,500
9.875%, 8/15/19	United States	100,000	94,500
8.25%, 2/15/21	United States	500,000	427,500
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	1,000,000	922,500
Vulcan Materials Co., senior note, 7.50%, 6/15/21	United States	400,000	394,207
			13,564,020
Media 7.6%			
[b]AMC Networks Inc., senior note, 144A, 7.75%, 7/15/21	United States	500,000	518,750
[b]Bresnan Broadband Holdings LLC, senior note, 144A, 8.00%, 12/15/18	United States	400,000	406,000
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	500,000	532,500

Annual Report | 17

Franklin Universal Trust

Statement of Investments, August 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,			
8.125%, 4/30/20	United States	400,000	$ 425,000
6.50%, 4/30/21	United States	600,000	589,500
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	2,000,000	1,620,000
[b]Cumulus Media Inc., senior note, 144A, 7.75%, 5/01/19	United States	700,000	617,750
DISH DBS Corp., senior note,			
7.125%, 2/01/16	United States	1,500,000	1,537,500
[b]144A, 6.75%, 6/01/21	United States	500,000	506,250
[b]Live Nation Entertainment Inc., senior note, 144A, 8.125%, 5/15/18	United States	1,000,000	967,500
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	700,000	586,250
[b,c]Radio One Inc., senior sub. note, 144A, PIK, 15.00%, 5/24/16	United States	1,045,506	986,670
[b]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	800,000	830,628
[b]Univision Communications Inc., senior secured note, 144A,			
6.875%, 5/15/19	United States	1,000,000	930,000
7.875%, 11/01/20	United States	100,000	96,500
[b]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	990,000
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	900,000	922,500
			13,063,298
Pharmaceuticals, Biotechnology & Life Sciences 1.4%			
[b]Endo Pharmaceuticals Holdings Inc., senior note, 144A, 7.00%, 7/15/19	United States	300,000	305,250
[b]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	900,000	816,750
[b]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	1,300,000	1,397,500
			2,519,500
Real Estate 0.6%			
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,000,000	967,500
Retailing 2.1%			
[b]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	500,000	480,000
Asbury Automotive Group Inc., senior sub. note, 8.375%, 11/15/20	United States	800,000	790,000
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	1,400,000	1,331,750
[b]Needle Merger Sub Corp., senior note, 144A, 8.125%, 3/15/19	United States	400,000	374,000
[b]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	600,000	624,000
			3,599,750
Semiconductors & Semiconductor Equipment 1.6%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	300,000	309,750
7.75%, 8/01/20	United States	500,000	510,000
Freescale Semiconductor Inc.,			
senior note, 8.05%, 2/01/20	United States	600,000	576,000
senior note, 10.75%, 8/01/20	United States	504,000	530,460
[b]senior secured note, 144A, 9.25%, 4/15/18	United States	300,000	317,250
[b]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	500,000	530,625
			2,774,085

18 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Software & Services 2.3%			
[b]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	700,000	$ 686,875
First Data Corp.,			
[b]senior bond, 144A, 12.625%, 1/15/21	United States	584,000	554,800
senior note, 9.875%, 9/24/15	United States	131,000	120,520
[b]senior secured bond, 144A, 8.25%, 1/15/21	United States	584,000	502,240
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	700,000	598,500
[b]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	300,000	294,375
SunGard Data Systems Inc.,			
senior note, 7.625%, 11/15/20	United States	800,000	768,000
senior sub. note, 10.25%, 8/15/15	United States	400,000	409,000
			3,934,310
Technology Hardware & Equipment 0.9%			
[b]CDW Escrow Corp., senior note, 144A, 8.50%, 4/01/19	United States	1,100,000	1,025,750
[b]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	500,000	497,500
			1,523,250
Telecommunication Services 6.0%			
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	1,500,000	1,338,750
Crown Castle International Corp.,			
senior bond, 7.125%, 11/01/19	United States	100,000	103,000
senior note, 9.00%, 1/15/15	United States	800,000	866,000
[b]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	1,500,000	1,507,500
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	200,000	209,000
8.50%, 4/15/20	United States	800,000	842,000
8.75%, 4/15/22	United States	500,000	515,000
[b]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	1,000,000	955,000
Intelsat Jackson Holdings SA, senior note,			
11.25%, 6/15/16	Luxembourg	500,000	523,750
[b]144A, 7.50%, 4/01/21	Luxembourg	1,500,000	1,455,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	600,000	610,875
West Corp., senior note, 7.875%, 1/15/19	United States	1,500,000	1,440,000
			10,365,875
Transportation 2.3%			
[b]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,500,000	1,365,000
[b]Ceva Group PLC, senior secured note, 144A,			
8.375%, 12/01/17	United Kingdom	200,000	186,793
11.50%, 4/01/18	United Kingdom	1,100,000	1,036,837
[b]Hertz Corp., senior note, 144A,			
7.50%, 10/15/18	United States	600,000	591,000
6.75%, 4/15/19	United States	800,000	750,000
			3,929,630

Annual Report | 19

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31,
2011, the aggregate value of these securities was $58,854,776, representing 34.07% of net assets.
cIncome may be received in additional securities and/or cash.
dSee Note 9 regarding defaulted securities.
eThe coupon rate shown represents the rate at period end.
fSee Note 1(b) regarding senior floating rate interests.
gSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Universal Trust

Financial Statements *(continued)*

Statement of Operations
for the year ended August 31, 2011

Investment income:	
Dividends	$ 2,929,388
Interest	12,757,528
Total investment income	15,686,916
Expenses:	
Management fees (Note 4a)	1,628,153
Interest expense (Note 3)	2,465,400
Transfer agent fees	97,131
Custodian fees (Note 5)	3,413
Reports to shareholders	39,664
Professional fees	46,440
Trustees' fees and expenses	14,361
Amortization of Notes issuance costs (Note 3)	55,593
Other	58,555
Total expenses	4,408,710
Net investment income	11,278,206
Realized and unrealized gains (losses):	
Net realized gain (loss) from investments	2,749,508
Net change in unrealized appreciation (depreciation) on investments	5,115,377
Net realized and unrealized gain (loss)	7,864,885
Net increase (decrease) in net assets resulting from operations	$19,143,091

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Senior fixed rate notes are carried at cost. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report | 25

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of August 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

26 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2011, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2011 and August 31, 2010 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended August 31, 2011 and August 31, 2010, there were no shares repurchased.

3. SENIOR FIXED RATE NOTES

On August 29, 2008, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2011. The issuance costs of $427,946 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2011, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $4,305,000.

Annual Report | 27

Franklin Universal Trust

Notes to Financial Statements (continued)

3. SENIOR FIXED RATE NOTES (continued)

During the year ended August 31, 2009, the Fund made early partial prepayments of $23,000,000 and incurred make whole premiums in the amount of $1,701,222. Upon completion of these early prepayments, the balance of the Notes was reduced to $42,000,000. In connection with the early Notes prepayments, the Fund expensed $145,034 of previously incurred Notes issuance costs.

Based on the Notes’ current credit rating, remaining time to maturity, stated coupon rates, and other covenants, at August 31, 2011, the estimated fair value of the Notes was approximately $45,497,000.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2011, there were no credits earned.

28 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2011, the capital loss carryforwards were as follows:

During the year ended August 31, 2011, the Fund utilized $1,609,187 of capital loss carryforwards.

On August 31, 2011, the Fund had expired capital loss carryforwards of $36,323,436, which were reclassified to paid-in capital.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permit-
ted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2011, the
Fund deferred realized capital losses of $1,238,760.

The tax character of distributions paid during the years ended August 31, 2011 and 2010, was as follows:

At August 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of payments-in-kind, bond discounts and premiums, and corporate actions.

Annual Report | 29

Franklin Universal Trust

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2011, aggregated $88,710,562 and $89,680,227, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2011, the Fund had 67.12% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2011, the aggregate value of these securities represent less than 0.05% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

30 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

FRN - Floating Rate Note
PIK - Payment-in-kind

Annual Report | 31

Franklin Universal Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of
Franklin Universal Trust (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights (hereafter referred to as
“financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-
statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2011

32 | Annual Report

Franklin Universal Trust

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 25.14% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2011.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,880,998 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $7,618,210 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2011.

Annual Report | 33

Franklin Universal Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton
Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

34 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	131	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	131	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

Annual Report | 35

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 1988	50	None

Principal Occupation During Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

36 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
****Edward B. Jamieson (1948)** One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

Annual Report | 37

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

38 | Annual Report

Franklin Universal Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2011. Additionally, the Fund expects to file, on or about October 28, 2011, such certifications with its Form N-CSR for the year ended August 31, 2011.

Annual Report | 39

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

To be updated

Item 5. Audit Committee of Listed Registrants. Members of the Audit Committee are: J. Michael Luttig, Frank A. Olson and John B. Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund's board or a committee of the board, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, The investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.

(a)(1) As of October 31, 2011, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA, Director and Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2011.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.
The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower)
than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date: October 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date: October 27, 2011